EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


We, James Crigler and Byron Hudson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Annual Report of American Pallet Leasing, Inc. on Form 10-KSB for the annual period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of American Pallet Leasing, Inc.



                                     By: /s/ JAMES CRIGLER
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                                         James Crigler, Chief Executive Officer



                                     By: /s/ BYRON HUDSON
                                        ----------------------------------------
                                         Byron Hudson, Chief Financial Officer